                                                                  EXHIBIT 10.11





                          REAL ESTATE MATTERS AGREEMENT

                                  BY AND AMONG

                          CADENCE DESIGN SYSTEMS, INC.,

                             CADENCE HOLDINGS, INC.,

                                   TALITY, LP

                                       AND

                               TALITY CORPORATION

                                   DATED AS OF

                                __________, 2000

                                TABLE OF CONTENTS


                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE I DEFINITIONS .............................................................................................1
               Section 1.1   Actual Completion Date................................................................1
               Section 1.2   Cadence Lease ........................................................................2
               Section 1.3   Headquarters Facility.................................................................2
               Section 1.4   Landlord .............................................................................2
               Section 1.5   Lease Consents .......................................................................2
               Section 1.6   Leased Properties ....................................................................2
               Section 1.7   Master Corporate Services Agreement...................................................2
               Section 1.8   Owned Properties .....................................................................2
               Section 1.9   Property .............................................................................2
               Section 1.10  Relevant Leases ......................................................................2
               Section 1.11  Retained Parts .......................................................................2
               Section 1.12  Shared Properties ....................................................................2

ARTICLE II LEASED PROPERTY ........................................................................................3
               Section 2.1   Leased Properties to be Assigned to the Partnership; Sublease or License
                             Back of Certain Leased Properties to Cadence..........................................3
               Section 2.2   Leased Property to be Subleased by the Partnership....................................3
               Section 2.3   License to the Partnership of Certain Shared Properties...............................3
               Section 2.4   Owned Properties .....................................................................4
               Section 2.5   Lease Consents .......................................................................4
               Section 2.6   Occupation by the Partnership.........................................................5
               Section 2.7   Obligation to Complete................................................................6
               Section 2.8   Forms of Transfer Documents...........................................................7
               Section 2.9   Casualty; Lease Termination...........................................................8
               Section 2.10  Tenant's Fixtures and Fittings; Services..............................................9
               Section 2.11  Costs ................................................................................9

ARTICLE III MISCELLANEOUS .........................................................................................9
               Section 3.1   Incorporation by Reference............................................................9
               Section 3.2   Conflicting Agreements................................................................9
               Section 3.3   Property Transfers and Governing Law..................................................9

                          REAL ESTATE MATTERS AGREEMENT


        THIS REAL ESTATE MATTERS AGREEMENT (this "Agreement") is entered into and effective as of __________, 2000 by and among Cadence Design Systems, Inc., a Delaware corporation ("Cadence"), Cadence Holdings, Inc., a Delaware corporation ("Holdings"), Tality, LP, a Delaware limited partnership (the "Partnership"), and Tality Corporation, a Delaware corporation ("Tality"). Capitalized terms used herein and not otherwise defined elsewhere herein shall have the meanings ascribed to them in Article I or in the Separation Agreement (as defined below).

                                    RECITALS

        WHEREAS, Holdings currently owns approximately 98% of the issued and outstanding shares of the capital stock of Tality;

        WHEREAS, Tality is the sole general partner of, and owns both a general and limited partnership interest in, the Partnership;

        WHEREAS, Cadence, on behalf of Holdings, and Holdings have transferred to the Partnership as a capital contribution, and the Partnership has acquired through one or more Subsidiaries, certain assets, liabilities and other obligations relating to the operation of the Tality Business outside of the United States;

        WHEREAS, each of the Boards of Directors of Cadence, Tality and Holdings determined that it would be appropriate and desirable for Cadence to transfer or cause to be transferred to the Partnership, on behalf of Holdings, and for the Partnership to receive and assume, directly or indirectly, as a contribution from Holdings, certain other assets and liabilities of Cadence and its Subsidiaries associated with the Tality Business (the "Separation");

        WHEREAS, Cadence, Tality and Holdings are parties to that certain Master Separation Agreement dated as of July 14, 2000, as amended (the "Separation Agreement"), pursuant to which Cadence, Tality, Holdings and the Partnership have agreed, subject to certain conditions, to the legal separation of the Tality Business from Cadence's other businesses and to have the Partnership and its Subsidiaries operate the entire Tality Business; and

        WHEREAS, all the conditions to the separation have been satisfied or waived, and Cadence, Holdings, the Partnership and Tality now desire to execute and deliver this Agreement to set forth certain agreements regarding real estate matters.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Section 1.1 "Actual Completion Date" means, with respect to each Property, the date upon which completion of the assignment, lease, license, conveyance or sublease of that Property, as applicable, actually takes place.

        Section 1.2 "Cadence Lease" means, in relation to each Leased Property, the lease(s) or sublease(s) or license(s) under which Cadence or its applicable Subsidiary holds such Leased Property together with any other amendment, modification or supplemental document completed prior to the Actual Completion Date.

        Section 1.3 "Headquarters Facility" means the buildings and other improvements comprising Cadence's office campus located in Sunnyvale, California identified in Section D of Schedule 1 attached to this Agreement.

        Section 1.4 "Landlord" means the landlord under any Cadence Lease, and its respective successors and assigns, and includes the holder of any other interest that is superior to the interest of the landlord under any Cadence Lease.

        Section 1.5 "Lease Consents" means all consents, waivers or amendments required from any Landlord or other third parties under the Relevant Leases to assign, sublease, license or otherwise transfer all or a portion of the Relevant Leases to the Partnership or its applicable Subsidiary as contemplated by this Agreement.

        Section 1.6 "Leased Properties" means those Properties leased by Cadence or its applicable Subsidiary pursuant to an Cadence Lease and identified in Sections A, B and C of Schedule 1 of this Agreement.

        Section 1.7 "Master Corporate Services Agreement" means the Master Corporate Services Agreement dated as of the date hereof among the parties and the Corporate Services Schedule for the Real Estate and Site Services Functional Area attached thereto.

        Section 1.8 "Owned Properties" means those properties owned by Cadence or its applicable Subsidiary identified in Section D of Schedule 1 of this Agreement.

        Section 1.9 "Property" means the Leased Properties and the Owned Properties.

        Section 1.10 "Relevant Leases" means those of the Cadence Leases with respect to which a Lease Consent is required for an assignment, sublease, license or other transfer of all or a portion of such Cadence Lease to a third party, or which prohibit assignments, subleases, licenses or other such transfers.

        Section 1.11 "Retained Parts" means those parts of the Shared Properties that, following assignment to the Partnership or its applicable Subsidiary, are intended to be subleased or licensed back to Cadence or its applicable Subsidiary.

        Section 1.12 "Shared Properties" means those Leased Properties listed in
(a) Section A of Schedule 1 as a Leased Property involving a sublease or license back to Cadence, and (b) Section C of Schedule 1 of this Agreement.

                                   ARTICLE II
                                 LEASED PROPERTY



        Section 2.1 Leased Properties to be Assigned to the Partnership; Sublease or License Back of Certain Leased Properties to Cadence.

           (a) Cadence shall assign or cause its applicable Subsidiary to assign, and the Partnership shall accept and assume, or cause its applicable Subsidiary to accept and assume, Cadence's or its applicable Subsidiary's interest in the Leased Properties identified in Section A of Schedule 1 of this Agreement, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. With respect to each such Leased Property, such assignment shall be completed on the later of: (i) the Separation Date; and (ii) the earlier of (A) the fifth (5th) business day after the Lease Consent for any Relevant Lease has been granted, and (B) the date agreed upon by the parties in accordance with Section 2.6(a) below.

           (b) Subject to the completion of the assignment to the Partnership or its applicable Subsidiary of the relevant Leased Property, with respect to each Leased Property that is also a Shared Property, the Partnership shall grant or cause its applicable Subsidiary to grant to Cadence or its applicable Subsidiary a license or a sublease, as applicable, as identified in Section A of Schedule 1 of this Agreement, and Cadence shall accept or cause its applicable Subsidiary to accept the same. Such license or sublease, as applicable, shall be completed immediately following completion of the assignment of the relevant Leased Property to the Partnership or its applicable Subsidiary. The area to be subleased or licensed to Cadence and the monthly cost allocated to Cadence for each such sublease or license shall be as set forth in the Master Corporate Services Agreement.

        Section 2.2 Leased Property to be Subleased by the Partnership.

        Cadence shall sublease or cause its applicable Subsidiary to sublease, and the Partnership shall accept and enter into, or cause its applicable Subsidiary to accept and enter into, a sublease of Cadence's or its applicable Subsidiary's interest in a portion of each Leased Property identified in Section B of Schedule 1 of this Agreement, subject to the other provision s of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. With respect to such Leased Property, such sublease shall be completed on the later of (i) the Separation Date; and (ii) the earlier of (A) the fifth (5th) business day after a Lease Consent has been granted, if required, and (B) the date agreed upon by the parties in accordance with Section 2.6(a) below.

        Section 2.3 License to the Partnership of Certain Shared Properties.

           Cadence shall grant or cause its applicable Subsidiary to grant to the Partnership or its applicable Subsidiary a license to occupy portions of the Shared Properties identified in Section C of Schedule 1 of this Agreement, and the Partnership shall accept or cause its applicable Subsidiary to accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. Such license shall be completed on the

Separation Date. The area to be licensed to the Partnership and the monthly cost allocated to the Partnership for each such license shall be as set forth in the Master Corporate Services Agreement.

        Section 2.4 Owned Properties.

        Cadence shall grant to the Partnership a lease of those parts of the Owned Properties identified in Section D of Schedule 1 of this Agreement, and the Partnership shall accept the same, subject to the other provisions of this Agreement and (to the extent not inconsistent with the provisions of this Agreement) the terms of the Separation Agreement and the other Ancillary Agreements. Each lease shall be completed on the Separation Date.

        Section 2.5 Lease Consents.

           (a) Cadence confirms that, with respect to each Relevant Lease, an application has been made or will be made by the Separation Date to each applicable Landlord for the Lease Consent required with respect to such Relevant Lease to approve the transactions contemplated by this Agreement.

           (b) Cadence will use its reasonable commercial efforts to obtain the Lease Consent required for each Relevant Lease, but Cadence shall not be required to commence judicial proceedings for a declaration that a Lease Consent has been unreasonably withheld or delayed, nor shall Cadence be required to pay any consideration in excess of that required by the Relevant Lease or that which is typical in the open market to obtain the Lease Consent for the Relevant Lease. Tality and the Partnership shall cooperate as reasonably requested by Cadence to obtain the Lease Consents.

           (c) Tality, the Partnership and Cadence will promptly satisfy or cause their respective applicable Subsidiaries to satisfy the lawful requirements of the applicable Landlord, and Tality and the Partnership will take or cause its applicable Subsidiary to take all steps to assist Cadence in obtaining the Lease Consent as to each Relevant Lease, including, without limitation:

               (i) if properly required by the Landlord, entering into an agreement with the relevant Landlord to observe and perform the tenant's obligations contained in the Relevant Lease throughout the remainder of the term of the Relevant Lease, subject to any statutory limitations of such liability;

               (ii) if properly required by the Landlord, providing a guarantee, surety or other security (including, without limitation, a security deposit) for the obligations of the Partnership or its applicable Subsidiary as tenant under the Relevant Lease, and otherwise taking all steps that are reasonably necessary and which the Partnership or its applicable Subsidiary is reasonably capable of doing to meet the lawful requirements of the Landlord so as to ensure that the Lease Consent for such Relevant Lease is obtained; and

               (iii) using all reasonable commercial efforts to assist Cadence with obtaining the Landlord's consent to the release of any guarantee, surety or other security which

Cadence or its Subsidiary may have previously provided to the Landlord and, if required, offering the same or equivalent security to the Landlord to obtain such release.

Notwithstanding the foregoing, except with respect to providing guarantees, sureties or other security referenced in Section 2.5(c)(ii) above, neither Tality nor the Partnership shall be required to obtain a release of any obligation entered into by Cadence or its Subsidiary with any Landlord or other third party with respect to any Leased Property.

           (d) If, with respect to any Relevant Lease, Cadence, Tality and the Partnership are unable to obtain a release by the Landlord of any guarantee, surety or other security which Cadence or its Subsidiary has previously provided to the Landlord, Tality and the Partnership shall indemnify, defend, protect and hold harmless Cadence and its Subsidiary from and after the Separation Date against all losses, costs, claims, damage or liabilities incurred by Cadence or its Subsidiary as a result of the Partnership's occupancy of the Leased Property with respect to such guarantee, surety or other security.

        Section 2.6 Occupation by the Partnership.

           (a) Subject to compliance with Section 2.6(b) below, if the Actual Completion Date for any Leased Property does not occur on the Separation Date, the Partnership or its applicable Subsidiary shall, commencing on the Separation Date, be entitled to occupy the relevant Property (except to the extent that the same is a Retained Part) as a licensee upon the terms and conditions contained in the applicable Cadence Lease for such Property. Such license shall not be revocable prior to the date for completion as provided in Section 2.1(a) unless an enforcement action or forfeiture by the relevant Landlord due to the Partnership's or its applicable Subsidiary's occupation of the Property constituting a breach of such Cadence Lease cannot, in the reasonable opinion of Cadence, be avoided other than by requiring the Partnership or its applicable Subsidiary immediately to vacate the relevant Property, in which case Cadence may by notice to the Partnership immediately require the Partnership or its applicable Subsidiary to vacate the relevant Property. The Partnership will be responsible for all costs, expenses and liabilities incurred by Cadence or its applicable Subsidiary as a consequence of such occupation, except for any losses, claims, costs, demands and liabilities incurred by Cadence or its Subsidiary as a result of any enforcement action taken by the Landlord against Cadence or its Subsidiary with respect to any breach by Cadence or its Subsidiary of the Relevant Lease in permitting the Partnership or its applicable Subsidiary to so occupy the Property without obtaining the required Lease Consent, for which Cadence or its Subsidiary shall be solely responsible. Neither the Partnership nor its applicable Subsidiary shall be entitled to make any claim or demand against, or obtain reimbursement from, Cadence or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by the Partnership or its applicable Subsidiary as a consequence of being obliged to vacate the Property or in obtaining alternative premises, including, without limitation, any enforcement action that a Landlord may take against the Partnership or its applicable Subsidiary.

           (b) If the Actual Completion Date for any Leased Property does not occur on the Separation Date, whether or not the Partnership or its applicable Subsidiary occupies a Property as licensee as provided in Section 2.6(a) above, then the Partnership shall, effective as of the Separation Date, (i) pay or cause its applicable Subsidiary to pay Cadence the monthly allocated cost to the Partnership for such Leased Property as set forth in the Master Corporate Services Agreement, (ii) observe or cause its applicable Subsidiary to observe the tenant's covenants, obligations and conditions contained in Cadence's Lease, and (iii) indemnify, defend, protect and hold harmless Cadence and its applicable Subsidiary from and against all losses, costs, claims, damages and liabilities arising on account of any breach thereof by the Partnership or its applicable Subsidiary.

           (c) Cadence shall supply promptly to the Partnership copies of all invoices, demands, notices and other communications received by Cadence or its applicable Subsidiaries or agents in connection with any of the matters for which the Partnership or its applicable Subsidiary may be liable to make any payment or perform any obligation pursuant to Section 2.6(a) or (b), and shall, at the Partnership's cost, take any steps reasonably requested by the Partnership and pass on any objections which the Partnership or its applicable Subsidiary may have in connection with any such matters. The Partnership shall promptly supply to Cadence any notices, demands, invoices and other communications received by the Partnership or its applicable Subsidiary or agents from any Landlord while the Partnership or its applicable Subsidiary occupies any Leased Property without a Lease Consent or any premises for which the parties have not obtained a full release of Cadence from its obligations under such Cadence Lease.

        Section 2.7 Obligation to Complete.

           (a) If, with respect to any Relevant Lease, at any time a Lease Consent is formally and unconditionally refused in writing, Cadence and Tality shall commence good faith negotiations and use commercially reasonable efforts to determine how to allocate the applicable Leased Property, based on the relative importance of such Leased Property to the operations of each party, the size of such Leased Property, the number of employees of each party at such Leased Property and the potential risk and liability to each party if an enforcement action is brought by the applicable Landlord. Such commercially reasonable efforts shall include consideration of alternate structures to accommodate the needs of both parties and the allocation of the costs thereof, including entering into amendments of the size, term or other terms of the Relevant Lease, restructuring a proposed lease assignment to be a sublease and relocating one party. If the parties are unable to agree upon an allocation of such Leased Property within fifteen (15) days after commencement of negotiations between the parties as described above, then either party may, by delivering written notice to the other, require that the matter be referred to the Chief Financial Officers of both parties. In such event, the Chief Financial Officers shall use commercially reasonable efforts to determine the allocation of such Leased Property, including having a meeting or telephone conference within ten
(10) days thereafter. If the parties are unable to agree upon the allocation of such Leased Property within fifteen (15) days after the matter is referred to the Chief Financial Officers of the parties as described above, the disposition of such Leased Property and the risks associated therewith shall be allocated between the parties as set forth in subparts (b) and (c) of this section below.

           (b) If, with respect to any Leased Property, the parties are unable to agree upon the allocation of such Leased Property as set forth in Section 2.7(a), Cadence may by written notice to the Partnership elect to apply to the relevant Landlord for consent to sublease all of such Leased Property to the Partnership or its applicable Subsidiary for the remainder of the

Relevant Lease term, less three (3) days, at a rent equal to the rent from time to time under the Relevant Lease, and otherwise on substantially the same terms and conditions as the Relevant Lease. If Cadence makes such an election, then, until such time as the relevant Lease Consent is obtained and a sublease is completed, the provisions of Section 2.6 will apply and, upon the grant of the Lease Consent required to sublease such Leased Property, Cadence shall sublease or cause its applicable Subsidiary to sublease to the Partnership or its applicable Subsidiary such Leased Property, which sublease shall be for the term (less three days) and rent set forth in the Relevant Lease and otherwise on the terms of the Relevant Lease.

           (c) If the parties are unable to agree upon the allocation of a Leased Property as set forth in Section 2.7(a) and Cadence does not make an election pursuant to Section 2.7(b) above, then Cadence may elect by written notice to the Partnership to require the Partnership or its applicable Subsidiary to vacate such Leased Property immediately or by such other date as may be specified in the notice served by Cadence (the "Notice Date"), in which case the Partnership shall vacate or cause its applicable Subsidiary to vacate such Leased Property on the Notice Date but shall indemnify Cadence and its applicable Subsidiary from and against all costs, claims, losses, liabilities and damages in relation to such Leased Property arising from and including the Separation Date to and including the later of the Notice Date and date on which the Partnership or its applicable Subsidiary vacates such Leased Property, except for any costs, losses, damages, claims and liabilities incurred by Cadence or its Subsidiary with respect to any enforcement action taken by the Landlord against Cadence or its Subsidiary with respect to any breach by Cadence or its Subsidiary of the Relevant Lease in permitting the Partnership or its applicable Subsidiary to so occupy such Leased Property without obtaining the required Lease Consent. Neither the Partnership nor its applicable Subsidiary shall be entitled to make any claim or demand against or obtain reimbursement from Cadence or its applicable Subsidiary with respect to any costs, losses, claims, liabilities or damages incurred by the Partnership or its applicable Subsidiary as a consequence of being obliged to vacate such Leased Property or obtaining alternative premises, including, without limitation, any enforcement action which a Landlord may take against the Partnership or its applicable Subsidiary.

        Section 2.8 Forms of Transfer Documents.

           (a) Leased Properties Assigned to the Partnership.

           The assignment to the Partnership or its applicable Subsidiary of each Leased Property to be assigned to the Partnership shall be in substantially the form attached to this Agreement as Schedule 2, with such reasonable amendments as are required by any applicable Landlord and as necessary with respect to each particular Leased Property, including, without limitation, in all cases where a relevant Landlord has required a guarantor or surety to guarantee the obligations of the Partnership or its applicable Subsidiary contained in the relevant Lease Consent or any other document which the Partnership or its applicable Subsidiary is required to complete, the giving of such guarantee by a guarantor or surety, and the giving by the Partnership or its applicable Subsidiary and any guarantor or surety of the Partnership's or its applicable Subsidiary's obligations of direct obligations to Cadence or third parties to the extent required under the terms of any of the Lease Consent or any covenant, condition, restriction, easement, lease or other encumbrance to which such Leased Property is subject.

           (b) License Back to Cadence; License to the Partnership.

           The license to be granted by the Partnership or its applicable Subsidiary to Cadence or its applicable Subsidiary, and Cadence or its applicable Subsidiary to the Partnership or its applicable Subsidiary, with respect to each Shared Property to be licensed to either Cadence or the Partnership shall be at the rental rates and for the terms as set forth in the Master Corporate Services Agreement and substantially in the form of Schedule 3 attached to this Agreement, with such reasonable amendments as are necessary with respect to each particular Leased Property. Either party shall have the right to terminate a license as to any Leased Property upon thirty (30) days' prior written notice.

           (c) Sublease Back to Cadence.

           The sublease by the Partnership or its applicable Subsidiary of each Leased Property to be subleased by the Partnership to Cadence shall be at the rental rates and for the terms as set forth in the Master Corporate Services Agreement and substantially in the form attached to this Agreement as Schedule 4, with such reasonable amendments as are necessary with respect to such Leased Property.

           (d) Sublease to the Partnership.

           The sublease by Cadence or its applicable Subsidiary of each Leased Property to be subleased by Cadence to the Partnership shall be at the rental rates and for the terms as set forth in the Master Corporate Services Agreement and substantially in the form attached to this Agreement as Schedule 4, with such reasonable amendments as are necessary with respect to such Leased Property.

           (e) Lease by the Partnership of Portion of Headquarters Facility.

           The lease to be granted to the Partnership with respect to the Owned Properties shall be substantially in the form of Schedule 5 attached to this Agreement and at the monthly rental rates set forth in the Master Corporate Services Agreement. The lease shall be modified gross including use of furniture and copier(s), and be for a term commencing on the Separation Date and expiring on the dates set forth in Section D of Schedule 1 attached to this Agreement. Notwithstanding the foregoing, the lease for the Headquarters Facility shall contain a provision that either Cadence or the Partnership may terminate the lease as to all of the space in either building at the Headquarters Facility then subject to the lease upon six (6) months prior notice, which notice may be given at any time after December 31, 2000.

        Section 2.9 Casualty; Lease Termination.

           The parties hereto shall grant and accept assignments, leases, subleases and licenses of the Leased Properties as described in this Agreement, regardless of any casualty damage or other change in the condition of such Leased Properties. In addition, subject to Cadence's obligations in Section 5.5 of the Separation Agreement, if Cadence's Lease with respect to a Leased Property is terminated prior to the Separation Date, (a) Cadence or its applicable Subsidiary shall not be required to assign, sublease or license such Leased Property, (b) the Partnership or its applicable Subsidiary shall not be required to accept an assignment, sublease or license of such Leased Property, and (c) neither party shall have any further liability with respect to such Leased Property hereunder.

        Section 2.10 Tenant's Fixtures and Fittings; Services.

           The provisions of the Separation Agreement and the other Ancillary Agreements shall apply to any trade fixtures and personal property located at each Property. The lease of the Headquarters Facility and the licenses as to the Shared Properties shall include the services and the use of the furniture and equipment at such Properties as set forth in the Master Corporate Services Agreement.

        Section 2.11 Costs.

           Cadence shall pay all reasonable costs and expenses incurred in connection with obtaining the Lease Consents, including, without limitation, Landlord's consent fees and attorneys' fees and any costs and expenses relating to re-negotiation of any Cadence Leases.

                                   ARTICLE III
                                  MISCELLANEOUS

        Section 3.1 Incorporation by Reference. Section 4.4 and all of the provisions set forth in Article V of the Separation Agreement (except for Section 5.13 thereof) are incorporated into and made a part of this Agreement by reference.

        Section 3.2 Conflicting Agreements. In the event of any irreconcilable conflict between this Agreement and the Separation Agreement, any other Ancillary Agreement or other agreement executed in connection herewith, the provisions of such other agreement shall prevail to the extent that they specifically address the subject matter of the conflict.

        Section 3.3 Property Transfers and Governing Law. Notwithstanding
Section 3.1 hereof and Section 5.3 of the Separation Agreement, the applicable Property transfers shall be performed in accordance with the laws of the state or jurisdiction where the applicable Property is located.

        WHEREFORE, the parties have executed and delivered this Real Estate Matters Agreement effective as of the date first set forth above.




CADENCE DESIGN SYSTEMS, INC.                  TALITY, LP

By:                                           By:  TALITY CORPORATION,
   ---------------------------------               AS GENERAL PARTNER
Name:
     -------------------------------               By:
Title:                                                ------------------------
      ------------------------------               Name:
                                                        ----------------------
                                                   Title:
                                                         ---------------------



CADENCE HOLDINGS, INC.                        TALITY CORPORATION


By:                                           By:
   ---------------------------------             ------------------------------
Name:                                         Name:
     -------------------------------               ----------------------------
Title:                                        Title:
      ------------------------------                ---------------------------